Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Energy Systems Inc (the "Company") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Asher E. Fogel
------------------
Asher E. Fogel                                          Dated: August 22, 2005
Chief Executive Officer
(Principal Executive Officer)



/s/ Richard J. Augustine
------------------------
Richard J. Augustine                                    Dated:  August 22, 2005
Chief Accounting Officer
(Principal Accounting and Financial Officer)